SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi		39443
(Address of principal executive offices)		(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2016, the stockholders of Sanderson Farms, Inc. (the “Registrant”) approved the Sanderson Farms, Inc. and Affiliates Amended and Restated Stock Incentive Plan at its annual meeting of stockholders. Following that stockholder approval, the Registrant’s Board of Directors adopted the amended and restated plan at its meeting held February 11, 2016. A description of the plan, as amended and restated, is contained on pages 48 – 56 of the Registrant’s definitive proxy statement filed with the SEC on January 14, 2016 and the text of the amended and restated plan is filed as Appendix A to that proxy statement. The aforementioned description of the plan and the text of the plan are incorporated herein by reference pursuant to General Instruction B(3) to Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of stockholders on February 11, 2016. At the meeting, the stockholders were requested to: (1) elect five Class C Directors to serve until the 2019 annual meeting; (2) approve the Sanderson Farms, Inc. and Affiliates Amended and Restated Stock Incentive Plan; (3) approve, in a non-binding advisory vote, the compensation of the Registrant’s Named Executive Officers; (4) consider and act upon a proposal to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2016; (5) consider and act upon a stockholder proposal concerning occupational health and safety; and (6) consider and act upon a stockholder proposal concerning a water stewardship policy.

The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Registrant’s proxy statement filed on January 14, 2016:

1.	The stockholders voted to re-elect the following Class C directors for a three-year term by the votes set forth below:

Name	For	Withheld	Broker Non-Votes
Fred Banks, Jr.	16,162,342	192,272	3,481,926
Toni D. Cooley	16,299,569	55,045	3,481,926
Robert C. Khayat	16,297,288	57,326	3,481,926
Dianne Mooney	16,302,912	51,701	3,481,926
Gail Jones Pittman	16,141,001	213,613	3,481,926

2.	The stockholders voted to approve Sanderson Farms, Inc. and Affiliates Amended and Restated Stock Incentive Plan by the votes set forth below.

For	Against	Abstain	Broker Non-Votes
15,906,577	420,557	27,480	3,481,926

3.	The stockholders voted to approve, in a non-binding advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the compensation of the Registrant’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures, in the Registrant’s definitive proxy statement filed January 14, 2016, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
15,971,656	363,010	19,948	3,481,926

4.	The stockholders voted to ratify and approve the selection of Ernst & Young LLP as the Registrant’s independent auditors for the fiscal year ending October 31, 2016, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
19,721,691	102,717	12,132	—

5.	The stockholder proposal concerning occupational health and safety was not approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,771,152	11,395,640	1,187,822	3,481,926

6.	The stockholder proposal concerning a water stewardship policy was not approved. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,121,234	10,903,328	1,330,052	3,481,926

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.

(Registrant)

Date: February 17, 2016	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer